UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 31, 2012

ASHLAND INC.
(Exact name of registrant as specified in its charter)

Kentucky
(State or other jurisdiction of incorporation)

1-32532	20-0865835
(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard
P.O. Box 391
Covington, Kentucky  41012-0391
Registrant’s telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth below under Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 31, 2012, Ashland Inc. (“Ashland”) entered into a $350.0 million accounts receivable securitization facility (the “Securitization Facility”) pursuant to (i) a Sale Agreement, among Ashland and certain of its direct and indirect subsidiaries (each an “Originator” and collectively, the “Originators”) and CVG Capital III LLC, a wholly-owned “bankruptcy remote” special purpose subsidiary of the Originators (“CVG”) and (ii) a Transfer and Administration Agreement, among CVG, each Originator, Ashland, as Master Servicer, certain Conduit Investors, Uncommitted Investors, Letter of Credit Issuers, Managing Agents, Administrators and Committed Investors, and The Bank of Nova Scotia, as agent for various secured parties (the “Agent”).

Under the Sale Agreement, each Originator will sell, on an ongoing basis, substantially all of its accounts receivable, certain related assets and the right to the collections on those accounts receivable to CVG.

Under the terms of the Transfer and Administration Agreement, CVG may, from time to time, obtain up to $350.0 million (in the form of cash or letters of credit for the benefit of Ashland and its subsidiaries) from the Conduit Investors, the Uncommitted Investors and/or the Committed Investors (together the “Investors”) through the sale of an undivided interest in such accounts receivable, related assets and collections. The Transfer and Administration Agreement has a term of three years but is extendable at the discretion of the Investors.   The Transfer and Administration Agreement contains various customary affirmative and negative covenants, and it also contains customary default and termination provisions which provide for acceleration of amounts owed under the Transfer and Administration Agreement upon the occurrence of certain specified events with respect to CVG or the Originators, including, but not limited to, the failure to pay interest (“yield”) and other amounts due, defaults on certain indebtedness, certain judgments, insolvency events, change in control, breach of certain financial covenants and breach of certain financial ratios designed to capture events negatively affecting the overall credit quality of the accounts receivable purchased by CVG.

Ashland has provided to the Investors a customary Parent Undertaking pursuant to which Ashland has agreed to guaranty the performance by the other Originators of their obligations under the Sale Agreement and the Transfer and Administration Agreement.  As is customary for such parent undertakings, Ashland’s liability specifically excludes the bad debt or the uncollectability of any accounts receivable purchased by CVG.

Pursuant to the Transfer and Administration Agreement, the yield paid by CVG will usually be based on (i) with respect to Conduit Investors, the rate for commercial paper issued by the Conduit Investors plus a margin or (ii) for all other Investors, the 30 day LIBOR rate plus a

margin.   Different yield rates apply if CVG is in default, if accurate LIBOR rates are not available or if the Investors make fundings below a minimum size or on short notice.   CVG will also be required to pay a facility fee, various letter of credit fees and agency fees.   The $350.0 million of availability under the Securitization Facility was fully drawn at closing, and the proceeds were used to pay down certain amounts outstanding under Ashland’s term loan B notes issued pursuant to its senior secured credit facility, dated August 23, 2011 (the “Senior Secured Credit Facility”).

Ashland will account for the Securitization Facility as a secured borrowing for accounting purposes and will treat the Securitization Facility as indebtedness for federal income tax purposes. Fundings under the Transfer and Administration Agreement will be repaid as accounts receivable are collected, with new fundings being advanced (through daily reinvestments) as new accounts receivable are originated by the Originators and sold to CVG, with settlement generally occurring monthly. CVG has the option to reduce the commitments under the Transfer and Administration Agreement pursuant to certain notice periods. Once sold to CVG, the accounts receivable, related assets and rights to collection described above will be separate and distinct from each Originator’s own assets and will not be available to its creditors should such Originator become insolvent.  Substantially all of CVG’s assets have been pledged to the Agent in support of its obligations under the Transfer and Administration Agreement.  In addition, the Originators’ equity interests in CVG have been pledged to the lenders under the Senior Secured Credit Facility.

The foregoing summary of the Transfer and Administration Agreement, the Sale Agreement and the Parent Undertaking is qualified in its entirety by reference to the text of such agreements, which are filed as Exhibits 10.1, 10.2 and 10.3 hereto respectively and are incorporated herein by reference.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “may,” “will,” “should” and “intends” and the negative of these words or other comparable terminology. In addition, Ashland may from time to time make forward-looking statements in its other filings with the Securities and Exchange Commission (SEC), news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, the economy and other future events or circumstances. Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in its most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Ashland undertakes no obligation to subsequently update any forward-looking statements made in this Form 8-K or otherwise except as required by securities or other applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit	Description
10.1
Transfer and Administration Agreement, dated as of August 31, 2012, among CVG Capital III LLC, Ashland Inc., Hercules Incorporated, Aqualon Company, ISP Technologies Inc., ISP Synthetic Elastomers LLC, and each other entity from time to time party thereto as an Originator, as Originators, Ashland Inc., as initial Master Servicer, each of Liberty Street Funding LLC, Market Street Funding LLC and Gotham Funding Corporation, as Conduit Investors and Uncommitted Investors, The Bank of Nova Scotia, as the Agent, a Letter of Credit Issuer, a Managing Agent, an Administrator and a Committed Investor, PNC Bank, National Association, as a Letter of Credit Issuer, a Managing Agent, an Administrator and a Committed Investor, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Letter of Credit Issuer, a Managing Agent, an Administrator and a Committed Investor, SunTrust Bank, as a Letter of Credit Issuer, a Managing Agent and a Committed Investor, The Bank of Nova Scotia as Structuring Agent and The Various Investor Groups, Managing Agents, Letter of Credit Issuers and Administrators From Time to Time Parties thereto.

	10.2	Sale Agreement, dated as of August 31, 2012, among Ashland Inc., Hercules Incorporated, Aqualon Company, ISP Technologies Inc., ISP Synthetic Elastomers LLC and CVG Capital III LLC.
	10.3	Parent Undertaking, dated as of August 31, 2012, by Ashland Inc. in favor of The Bank of Nova Scotia and the Secured Parties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND INC.

Date: September 7, 2012	/s/ Peter J. Ganz
Peter J. Ganz
Senior Vice President and General Counsel

Exhibit Index

Exhibit	Description
10.1
Transfer and Administration Agreement, dated as of August 31, 2012, among CVG Capital III LLC, Ashland Inc., Hercules Incorporated, Aqualon Company, ISP Technologies Inc., ISP Synthetic Elastomers LLC, and each other entity from time to time party thereto as an Originator, as Originators, Ashland Inc., as initial Master Servicer, each of Liberty Street Funding LLC, Market Street Funding LLC and Gotham Funding Corporation, as Conduit Investors and Uncommitted Investors, The Bank of Nova Scotia, as the Agent, a Letter of Credit Issuer, a Managing Agent, an Administrator and a Committed Investor, PNC Bank, National Association, as a Letter of Credit Issuer, a Managing Agent, an Administrator and a Committed Investor, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Letter of Credit Issuer, a Managing Agent, an Administrator and a Committed Investor, SunTrust Bank, as a Letter of Credit Issuer, a Managing Agent and a Committed Investor, The Bank of Nova Scotia as Structuring Agent and The Various Investor Groups, Managing Agents, Letter of Credit Issuers and Administrators From Time to Time Parties thereto.

10.2	Sale Agreement, dated as of August 31, 2012, among Ashland Inc., Hercules Incorporated, Aqualon Company, ISP Technologies Inc., ISP Synthetic Elastomers LLC and CVG Capital III LLC.
10.3	Parent Undertaking, dated as of August 31, 2012, by Ashland Inc. in favor of The Bank of Nova Scotia and the Secured Parties.